UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 16, 2010

FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Federally Chartered Corporation (State or other jurisdiction of incorporation)	000-51404 (Commission File Number)	35-6001443 (IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐           Written communications pursuant to Rule 425 under the Securities Act

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 and 5.07.  Election of Directors

On December 16, 2010, the Federal Home Loan Bank of Indianapolis (“Bank”) certified the results of the election of district-wide independent directors and Indiana and Michigan member directors to the Board, each with terms beginning January 1, 2011 and ending as noted below.

Pursuant to the terms of the Federal Home Loan Bank Act and the Federal Housing Finance Agency (“FHFA”) regulations, the members of the Bank elect member directors by state to the Board from nominees who must be a director or officer of a member located in the particular state. The nominations are made by the member institutions, not by management of the Bank. Director elections are held by direct ballot and not by proxy or at a shareholder meeting.  All of the elected nominees must certify that they are eligible to serve as a director in accordance with the regulations of the FHFA by completing an FHFA-prescribed eligibility certification form.

Indiana Member Director Election

One Indiana member director seat was open.  Dan L. Moore was elected to a four-year term ending on December 31, 2014, with 744,936 shares voted in his favor.  Mr. Moore is President-Chief Executive Officer of Home Bank, Martinsville, Indiana.  Mr. Moore’s committee assignments will be made by the Board in January.   The other member director candidates not elected in Indiana were Michael Kubacki with 435,374 shares voted, Patrick C. Botts with 105,256 shares voted, Karen F. Gregerson with 69,979 shares voted, and Daryl D. Pomranke with 28,533 shares voted.  Charles L. Crow was unable to run for re-election due to term limits.

Michigan Member Director Election

Five Michigan member director seats were open.  James D. MacPhee was re-elected to a four-year term ending on December 13, 2014, with 739,092 shares voted in his favor.  Mr. MacPhee is Chief Executive Officer of Kalamazoo County State Bank, Schoolcraft, Michigan.  Mr. MacPhee will serve on the Budget/IT and Human Resources committees of the Board.

Thomas R. Sullivan was elected to a four-year term ending December 31, 2014, with 677,617 shares voted in his favor.  Mr. Sullivan is President/Chief Executive Officer of Firstbank Corporation, Alma, Michigan.  Mr. Sullivan’s committee assignments will be made by the Board in January.

John L. Skibski was re-elected to a one-year term ending December 31, 2011, with 661,088 shares voted in his favor.  Mr. Skibski is EVP/Chief Financial Officer/Director of Monroe Bank & Trust, Monroe, Michigan.  Mr. Skibski will serve on the Executive/Governance, Audit and Budget/IT committees of the Board.

 Paul Clabuesch was re-elected to a one-year term ending December 31, 2011, with 618,763 shares voted in his favor.  Mr. Clabuesch is Chairman Emeritus of Thumb National Bank and Trust, Pigeon, Michigan.  In 2011, Mr. Clabuesch will continue to serve as Chairman of the Board and Chairman of the Executive/Governance committee, in addition to serving as one of the three Bank representatives on the Council of FHLBanks.

Timothy P. Gaylord was re-elected to a one-year term ending December 31, 2011, with 592,341 shares voted in his favor.  Mr. Gaylord is President/Chief Executive Officer of Mason State Bank, Mason, Michigan.  Mr. Gaylord will serve as Chair of the Finance Committee, Vice Chair of the Audit Committee and as a member of the Executive/Governance committee of the Board.

The other member director candidates not elected in Michigan were Charles N. McQueen with 537,663 shares voted, Paul D. Borja with 384,460 shares voted, Robert M. Fisher with 380,378 shares voted, David E. Firack with 351,592 shares voted, Robert T. Worthington with 231,726 shares voted, Thomas S. Davis with 186,793 shares voted, Richard O. Goedert with 166,603 shares voted, Stephen L. Ranzini with 151,269 shares voted, Michael N. Nardi with 144,437 shares voted, Dennis Klaeser with 129,876 shares voted, Edwin H. Eichler with 113,404 shares voted, and Mark D. Wahl with 111,873 shares voted.

Independent Director District-Wide Election

By regulation, all individuals proposed to be nominated by the Board for independent directorships must, after consultation with the Bank’s Affordable Housing Advisory Council, be reviewed by the FHFA. This review was conducted by the FHFA before the slate selected by the Board was submitted to the members for voting. Any independent director or nominee for an independent directorship must have experience in, or knowledge of, one or more of the following areas: auditing and accounting; derivatives; financial management; organizational management; project development; risk management practices; and the law. A public interest director must have more than four years’ experience representing consumer or community interests in banking services, credit needs, housing, or consumer financial protections.

There were three district-wide independent director seats open.  Elliot A. Spoon was re-elected to a four-year term with a public interest designation, ending December 31, 2014, with 1,850,664 shares voted.  Mr. Spoon is Assistant Dean, Professor of Law in Residence at Michigan State University College of Law in East Lansing, Michigan.  Larry A. Swank was also re-elected to a four-year term ending December 31, 2014, with 1,991,778 shares voted.  Mr. Swank is President and CEO of Sterling Group, Inc., Mishawaka, Indiana.  Christine A. Coady was re-elected to a one-year term ending December 31, 2011, with 1,771,837 shares voted in her favor. Ms. Coady is President and CEO of Opportunity Resource Fund (formerly known as Michigan Interfaith Trust Fund), Detroit, Michigan.  Mr. Spoon, Mr. Swank and Ms. Coady are incumbents on the Bank’s Board of Directors.  In 2011, Mr. Spoon will serve on the Affordable Housing, Audit and Finance committees.  Mr. Swank will serve on the Affordable Housing and Budget/IT committees.  Ms. Coady will serve on the Affordable Housing and Budget/IT Committees, and will serve as Chair of the Human Resources Committee.

Director Compensation and Travel Expense Reimbursement Policy

The newly elected directors will be paid director fees in accordance with the Bank’s 2011 Director Compensation and Travel Expense Reimbursement Policy, which generally provides for a Bank director (other than chair, vice chair, and committee chairs) that attends all currently scheduled meetings in 2011 to be paid a total of $75,000 plus reasonable travel expenses. Under this policy, which was adopted by the Board on December 16, 2010, the total annual director fee is paid as a combination of a quarterly retainer fee and per-day attendance fees.  In accordance with FHFA regulations, the 2011 Director Compensation and Travel Expense Reimbursement Policy, together with all supporting materials upon which the Board relied in determining the level of compensation and expenses to pay to its directors, will be provided to the Director of the FHFA for review.

Item 9.01. Financial Statements and Exhibits

A copy of the letters to shareholders announcing the results of the member and independent director elections is attached as Exhibits 99.1 and 99.2 and incorporated by reference in this report.  A copy of the Bank’s 2011 Director Compensation and Travel Expense Reimbursement Policy is attached as Exhibit 99.3 and incorporated by reference in this report.  A copy of the Bank’s press release dated December 17, 2010 is attached as Exhibit 99.4 to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 17, 2010

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/ Milton J. Miller
Milton J. Miller
President-CEO

By:	/s/ Cindy L. Konich
Cindy L. Konich
EVP-Chief Operating Officer, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Letter to shareholders announcing Indiana member director and independent director district-wide election results, dated December 20, 2010

99.2	Letter to shareholders announcing Michigan member director and independent director district-wide election results, dated December 20, 2010

99.3	2011 Director Compensation and Travel Expense Reimbursement Policy

99.4	Press Release dated December 17, 2010